Exhibit 10.6(b)


   Schedule of Secured Convertible Notes (refinancings after October 31, 2005) to Carole Salkind during the three months ended June 30, 2006


                                                                 Conversion
   Issue Date          Due Date            Principal              Price (a)
   ----------          --------          ------------             ---------
    04/07/06           10/07/06          $  1,164,838              $0.0100

                                       ----------------
                                         $  1,164,838


     (a) Note conversion price will be the greater of: (i) the lower last sale price of NCT's common stock on the date of the note or the preceding date; or (ii) the par value of NCT's common stock on the date the conversion notice is delivered to NCT.